Exhibit 31.2

ICONIX BRAND GROUP, INC.

CERTIFICATION PURSUANT TO RULE 13A-14 OR 15D-14 OF

THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, F. Peter Cuneo, certify that:

1. I have reviewed this Annual Report on Form 10-K/A for the period ended December 31, 2017 of Iconix Brand Group, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2018

/s/ F. Peter Cuneo
F. Peter Cuneo Executive Chairman of the Board of Directors